Notes on the Consolidated Balance Sheets	6 Months Ended
Jun. 30, 2020
Disclosure Of Consolidated Balance Sheet [Abstract]
Notes on the Consolidated Balance Sheets
Notes on the Consolidated Balance Sheets

4.1 Intangible assets

The following table shows the reconciliation of intangible assets for the six months ended June 30, 2020:

in € thousands	Internally generated software	Licenses and domains	Brands and trademarks	Purchased software	Other intangible assets	Intangible assets under development	Goodwill	Total
Purchase costs
January 1, 2020	7,785	347	102,682	125	19,310	3,159	161,552	294,960
Acquired	—	—	—	—	—	—	—	—
Additions	968	—	—	—	—	317	—	1,285
Disposals	—	—	—	—	—	(311)	—	(311)
Reclassification	1,223	—	—	(81)	—	(1,142)	—	—
Currency translation	(7)	—	317	3	90	—	501	904
June 30, 2020	9,969	347	102,999	47	19,400	2,023	162,053	296,838
Accumulated amortization and impairment
January 1, 2020	2,745	187	1,159	31	8,652	—	3,324	16,098
Additions	883	28	49	4	3,619	—	—	4,583
Impairment	—	—	—	—	—	—	—	—
Disposals	—	—	—	—	—	—	—	—
Reclassification	—	—	—	—	—	—	—	—
June 30, 2020	3,628	215	1,208	35	12,271	—	3,324	20,681
Remaining carrying amount
January 1, 2020	5,040	160	101,523	94	10,658	3,159	158,228	278,862
June 30, 2020	6,341	132	101,791	12	7,129	2,023	158,729	276,157

During the six months ended June 30, 2020, the Group capitalized an additional €317 thousand of intangible assets under development related to the development of shared billing technology for its platforms and new features that add messaging and personality test functionality to one of the Group's core platforms. The Group also capitalized an additional €968 thousand of internally generated software related to multiple projects for Zoosk which add functionality to the platform. The Group disposed of €311 thousand of intangible assets under development due to the write-off of certain products that failed to perform to the Group's standards. The Group reclassified €1,142 thousand of cost from intangible assets under development to internally generated software due to the launch of developed software rolled out across the Group's platforms as part of a shared technology strategy during the six months ended June 30, 2020.

Impairment test of goodwill and indefinite-lived intangible assets

The global economy faced a significant downturn due to the COVID-19 pandemic, which led to substantial price losses on the capital markets during the six months ended June 30, 2020. Spark Networks’ share price also temporarily suffered substantial losses during this period. Due to the significant decline of its market capitalization, the Group performed an impairment test for all CGUs as of June 30, 2020. Additionally, the Group completed the allocation of the goodwill arising from the Spark Networks / Zoosk Merger into the Zoosk North America and Zoosk International CGUs during the six months ended June 30, 2020.

The recoverable amount of the CGUs was determined based on the value in use, consistent with the method used to test impairment for the year ended December 31, 2019. The cash flow plans are based on experience as well as on the expected impact of market trends anticipated in the future. For the financial forecasts for each CGU and resulting cash flow plans, long-term EBITDA margins vary between 19.4% (for Zoosk North America) and 67.9% (for JSwipe).

For the impairment test performed as of June 30, 2020, a terminal value for all CGUs was assumed with growth rates of 0.5% for Zoosk North America, 0.5% for Zoosk International, 0.5% for Christian Networks, 0.5% for Jdate USA, 0.5% for Jdate Israel, 0.0% for JSwipe and 0.5% for Other Networks, and is consistent with the assumptions used for the 2019 annual impairment test. For the prior year's impairment test performed as of October 31, 2019, a terminal value for all CGUs was assumed with growth rates of 0.5% for Zoosk, 0.5% for Christian Networks, 0.5% for Jdate USA, 0.5% for Jdate Israel, 1.0% for JSwipe and 0.5% for Other Networks.

For discounting the future cash flows, an after-tax weighted average cost of capital (WACC) was derived as of the impairment testing date of June 30, 2020 and applied for each CGU. The WACC used for each CGU was as follows: 11.0% for Zoosk North America, 11.6% for Zoosk International, 11.0% for Christian Networks, 11.0% for Jdate USA, 12.2% for Jdate Israel, 11.0% for JSwipe, and 11.0% for Other Networks, reflecting higher volatility as compared to the 2019 annual impairment test. For the previous year's impairment test performed as of October 31, 2019, the WACC used for each CGU was as follows: 9.2% for Zoosk, 9.2% for Christian Networks, 9.2% for Jdate USA, 10.3% for Jdate Israel, 9.2% for JSwipe, and 9.2% for Other Networks.

An impairment according to IAS 36 is required if the carrying amount exceeds the recoverable amount. Based on the results of the impairment tests performed, the recoverable amount of each CGU exceeded the carrying value, and accordingly, no impairment was necessary.

For Zoosk North America, the estimated recoverable amount exceeded the carrying amount of the CGU by €8,174 thousand, and for Zoosk International, the recoverable amount exceeded the carrying amount by €1,775 thousand. For Zoosk North America, a decrease in the long-term EBITDA margin of 1.1 percentage points to 18.3% would lead to an estimated recoverable amount approximating the carrying amount. For Zoosk International, a decrease in the long-term EBITDA margin of 1.6 percentage points to 29.1% in combination with a decline in the growth rate by 0.5 percentage points to 0.0% would lead to an estimated recoverable amount approximating the carrying amount. For all other CGUs, the sensitivity analysis did not indicate a potential risk of impairment of goodwill.

As part of the impairment test for all other CGUs, a sensitivity analysis was conducted in which the terminal value growth rates decline by 0.5% to zero and the sustainable EBITDA margin by 2.6% or 5.0% depending on the respective CGU, the result of which did not indicate a potential risk for impairment of goodwill.

4.2 Shareholders' Equity

Movements in equity components are presented in the consolidated statement of shareholders' equity.

Subscribed capital and capital reserve

There were no changes to subscribed capital, which was €2,662 thousand as of June 30, 2020 and January 1, 2020, and no changes to capital reserves, which were €183,349 thousand as of June 30, 2020 and January 1, 2020.

At June 30, 2020, the Company's issued ordinary no-par value registered shares (auf den Namen lautende Stückaktien) (“Ordinary Shares") totaled 2,661,386. Outstanding Ordinary Shares totaled 2,605,689 after deducting 55,697 in treasury shares held by the Company. In accordance with the Company’s American Depository Share (ADS) Program, each ADS represents one-tenth of an ordinary share. Accordingly, issued and outstanding ADSs as of June 30, 2020 totaled 26,056,890.

4.3 Other provisions

in € thousands	Sales Tax Provision	Other provisions	Total
January 1, 2020	1,892	172	2,064
- thereof non-current	—	17	17
- thereof current	1,892	155	2,047
Utilization	(566)	—	(566)
Release	—	(5)	(5)
Addition	841	—	841
Currency translation	5	—	5
June 30, 2020	2,172	167	2,339
- thereof non-current	—	17	17
- thereof current	2,172	150	2,322

During the six months ended June 30, 2020, an additional provision of €841 thousand was recorded to estimate United States state sales tax liability as of June 30, 2020.

4.4 Contract liabilities

in € thousands	June 30, 2020	December 31, 2019
Non-current	3	4
Current	37,516	36,840
Total contract liabilities	37,519	36,844

The contract liability balance relates to the Group’s receipt of advance consideration from customers for subscription services, in which revenue is recognized over the subscription period. The contract liability balance increased by €675 thousand, as subscription sales were higher than subscription revenue recognized in the period due to the multi-month nature of our subscription offerings.

During the six months ended June 30, 2020, revenue of €30,857 thousand was realized, which was included in the beginning contract liability balance at January 1, 2020.

4.5 Long-term debt

On July 1, 2019, in connection with the acquisition of Zoosk, Spark Networks entered into a Loan Agreement with Zoosk, Spark Networks, Inc., the subsidiary guarantors, the lenders party thereto, and Blue Torch Finance LLC (“Blue Torch”), as administrative agent and collateral agent (the "Senior Secured Facilities Agreement") that provides for a four-year $125 million (€110 million) Senior Secured Facility. The Senior Secured Facilities Agreement provides for a term loan facility in an aggregate amount equal to $120 million (€106 million) (the “Term Loan Facility”) and a revolving credit facility in an aggregate amount equal to $5 million (€4 million) (the “Revolving Credit Facility”) and, together with the Term Loan Facility, the “Facilities”. Borrowings under the Facilities bear interest at a rate equal to either LIBOR plus an applicable margin of 8% (per annum) or the Base Rate with an applicable margin of 7% (per annum). A portion of the proceeds from the issuance of the Facilities was utilized to pay down the remaining balance on the debt outstanding with Silicon Valley Bank, which was €11,447 thousand at the time of payment in 2019.

In addition to paying interest on outstanding principal under the Facilities, Spark Networks is required to pay a commitment fee to the lenders under the Term Loan Facility and the Revolving Credit Facility. For the Term Loan Facility, the initial commitment fee is equal to 0.50% of the aggregate principal amount of the Term Loan Facility. The commitment fee related to the Revolving Credit Facility is calculated based on the unutilized commitments thereunder. The commitment fee rate is 0.75% per annum, and the Revolving Credit Facility currently has $5 million of undrawn availability. As the Revolving Credit Facility is not expected to be drawn down, any costs related to the commitment fee and any other transaction fees related to the Revolving Credit Facility are deferred and amortized over the term of the agreement.

The Facilities were issued at a discount at the closing date equal to three percent (3%) of the aggregate principal amount of the Term Loan Facility funded on the closing date ($120,000 thousand). This discount was calculated as $3,600 thousand (€3,172 thousand). Upon closing, transaction costs and commitment fees of $4,010 thousand (€3,533 thousand) were payable, of which $3,118 thousand (€2,747 thousand) and $130 thousand (€115 thousand) related to transaction costs on the Term Loan Facility and Revolving Credit Facility, respectively, $600 thousand (€529 thousand) and $12 thousand (€11 thousand) related to the initial commitment fee on the Term Loan Facility and Revolving Credit Facility, respectively, and $150 thousand (€132 thousand) related to the upfront fee on the Revolving Credit Facility. Through the effective interest rate method, the discount and facility fees on the Facilities are amortized to Interest expense and similar charges in the Consolidated Statements of Operations and Comprehensive Loss through the maturity of the Facilities on July 1, 2023.

The Facilities contain a number of covenants that, among other things, restrict, subject to certain exceptions, the Company's ability and the ability of its subsidiaries to: incur additional indebtedness, create liens, engage in mergers or consolidations, sell or transfer assets, pay dividends and distributions and make share repurchases, make certain acquisitions, engage in certain transactions with affiliates, and change lines of business.

In addition, the Facilities require the following financial covenants to be maintained: (i) a fixed charge coverage ratio (as defined in the Facilities) of no less than 1.1 for the first four quarters of the loan, 1.25 for the second four quarters of the loan, and 1.4 for the remaining life of the loan (each quarter), (ii) a net leverage ratio of no greater than 3 for the first quarter of the loan, declining steadily to 1.25 for the quarters ended September 30, 2021 through the maturity date of the loan, and (iii) a minimum liquidity threshold of $10 million at the end of each month following the closing date of the loan, consisting of available cash funds and availability under the Revolving Credit Facility. The Facilities also contain certain customary affirmative covenants and events of default, including a change of control. Spark Networks is in compliance with all of its financial covenants as of June 30, 2020.

On May 21, 2020, Spark Networks entered into a Limited Waiver and First Amendment to Loan Agreement (the “Amendment”) to its existing Senior Secured Facilities Agreement. The Amendment waives the events of default under the Loan Agreement relating to the Group's failure to deliver its audited financial statements and related financial reports for the fiscal year ending December 31, 2019 within 120 days of the end of such fiscal year, and provided Spark Networks until June 14, 2020, to deliver such audited financial statements and related financial reports as required under the Loan Agreement. Spark Networks delivered its audited financial statements and related financial reports for the fiscal year ending December 31, 2019 by June 14, 2020, and was in compliance with all of its financial covenants as of December 31, 2019.

The Term Loan Facility requires repayment of the principal amount of $3 million quarterly, beginning on September 30, 2019. The interest accrued during each quarter is also payable at the end of each quarter along with the principal amount noted above. As of June 30, 2020, the outstanding principal balance of the Term Loan Facility is $105 million (€93 million), the amortized cost basis of the Term Loan Facility is $99 million (€89 million) and there were no outstanding borrowings under the Revolving Credit Facility.